UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2018

Mercantil Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida

(Address of principal executive offices)

(305) 460-4038

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

The Board of Directors of Mercantil Bank Holding Corporation (the “Company”) approved, as of October 11, 2018, a one-for-three share combination equivalent to a reverse stock split (the “Split”) of each of the Company’s Class A common stock and the Company’s Class B common stock. The Split became effective today, October 23, 2018, at 5:00 P.M. Eastern Daylight Time.

As a result of the Split, every three shares of the Company’s Class A common stock and the Company’s Class B common stock issued and outstanding was automatically combined and reclassified into one share of Company Class A common stock and one share of Company Class B common stock, respectively.

The Company’s Class A common stock and Class B common stock will begin to trade tomorrow on the Nasdaq Global Select Market, on a split-adjusted basis. The post-Split Class A common stock will have the symbol “AMTB” and CUSIP number 58734F 305. The post-Split Class B common stock will have the symbol “AMTBB” and CUSIP number 58734F 404.

Fractional shares were issued in connection with the Split. No cash in lieu of fractional shares was paid by the Company in connection with the Split.

Earlier today, the Company issued a press release announcing the effectiveness of the Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, or into any other filing or document made by the Company pursuant to the Securities Exchange Act of 1934, except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit

99.1	Press Release of Mercantil Bank Holding Corporation issued October 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 23, 2018	Mercantil Bank Holding Corporation

	By:	/s/ Ivan Trujillo
		Name:	Ivan Trujillo
		Title:	Senior Vice President and Corporate Secretary